UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 21, 2005

Date of Report (date of earliest event reported)

CHINA DIRECT TRADING CORPORATION

(Exact name of Registrant as specified in its charter)

Florida	0-28831	84-1047159

(State or other jurisdiction of	(Commission	(IRS Employer Identification
incorporation or organization)	File Number)	Number)

12535 Orange Drive, Suite 613

Davie, Florida 33330

(Address of principal executive offices)

(954) 474-0224

(Registrant’s telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURE

On February 21, 2005, Howard Ullman, CEO, President and Chairman of the Board of China Direct Trading Corporation (China Direct) met with an investment banker to seek advice on stock market and business development for China Direct. Attached hereto as Exhibit 99.1 is the profile used by Mr. Ullman during the meeting. The information contained in this Current Report on Form 8-K or attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS

The current executive management of China Direct and its subsidiaries is:

Howard Ullman, Chief Executive Officer, President and Chairman of China Direct

and Souvenir Direct, Inc., a wholly-owned subsidiary of China Direct. Mr. Ullman is also Manager and President of China Pathfinder Fund, LLC (CPF), a wholly-owned subsidiary of China Direct.

Sophie Kaye is the Chief Operating officer of CPF.

Lee Corsen, Vice President of CPF’s Furniture Division.

Robert Kaye, is Vice President of CPF’s Commodities-Raw Materials Division.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT # 99.1        Profile of China Direct Trading Corporation, Dated February 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT TRADING CORPORATION

Date: February 22, 2005

By: /s/ Howard Ullman

Howard Ullman, Chief

Executive Officer and

President and Chairman